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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of Earliest Event Reported):  January 4, 1994



                           BEVERLY ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                              1-9550                             95-4100309
    (State or other                         (Commission                         (IRS Employer
jurisdiction of incorporation)              File Number)                     Identification No.)


     1200 South Waldron Road, Suite 155                                 72903
            Fort Smith, Arkansas
  (Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code: (501) 452-6712
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ITEM 5.  OTHER EVENTS

         Attached hereto are certain Exhibits which are filed herewith in connection with and as related to Beverly Enterprises, Inc.'s (the "Registrant") Registration Statement (No. 33-50965) on Form S-3 (which under Rule 429 constituted both a new registration statement of the Registrant and a post-effective amendment to the Registrant's previously filed Form S-3 registration statement (No. 33-59630), including the related Preliminary Prospectus with respect to the securities registered thereby, and a Form T-1 pursuant to the Trust Indenture Act of 1939, as amended) which Registration Statement became effective under the Securities Act of 1933, as amended, on November 17, 1993.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not Applicable.

(B)      PRO FORMA FINANCIAL INFORMATION

         Not Applicable.

(C)      EXHIBITS.

                   EXHIBIT
                   NUMBER                  DESCRIPTION
                   ------                  -----------
                     1.1                   Form of Underwriting Agreement for the Notes*
                     4.1                   Form of Indenture for the First Mortgage Bonds**
                     4.2                   Form of Indenture for the Notes***
                     4.3                   Form of Indenture for the Subordinated Notes***
                     4.4                   Form of First Supplemental Indenture for the Notes*
                     5.1                   Opinion Letter of Richards, Layton & Finger as to the validity of the Mortgage
                                           Bonds**
                     5.2                   Opinion Letter of Giroir & Gregory, Professional Association as to the
                                           validity of the Notes and the Subordinated Notes***
                    12.1                   Computation of Ratio of Earnings to Fixed Charges of the Registrant***
                    23.1                   Consent of Ernst & Young***
                    23.2                   Consent of Richards, Layton & Finger (included in its opinion letter filed as
                                           Exhibit 5.1)**
                    23.3                   Consent of Giroir & Gregory, Professional Association (included in its opinion letter filed as Exhibit 5.2)
                    24.1                   Power of Attorney of the Registrant's Directors and Officers***
                    25.1                   Statement of Eligibility of Trustee for the Mortgage Bonds on Form T-1**
                    25.2                   Statement of Eligibility of Trustee for the Mortgage Bonds on Form T-2**
                    25.3                   Statement of Eligibility of Trustee for the Notes on Form T-1**

- --------------------

  *      Filed herewith.

 ** Incorporated by reference to the similarly designated exhibit to the Registrant's Registration Statement on Form S-3, Registration File No. 33-59860.

*** Previously filed as an exhibit to the Registrant's Registration Statement on Form S-3 dated November 9, 1993, Registration File No. 33-50965.



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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BEVERLY ENTERPRISES, INC.



                                     By: /s/SCOTT M. TABAKIN
                                         ---------------------------------------
                                         Scott M. Tabakin, Vice President,
                                         Controller and Chief Accounting Officer




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